EXHIBIT 24.1


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of The First American Financial Corporation, a California corporation (the "Corporation"), hereby constitute and appoint Parker S. Kennedy and Mark R Arnesen, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned, with full power and authority in said agents and attorneys-in-fact, and in either or both of them, to sign for the undersigned and in their respective names as directors of the Corporation the Registration Statement on Form S-4 to be filed with the United States Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, and any amendment or amendments to such Registration Statement, relating to the Common shares, par value $1.00 per share, of the Corporation to be offered thereunder, and the undersigned ratify and confirm all acts taken by such agents and attorneys-in-fact, or either or both of them, as herein authorized. This Power of Attorney may be executed in one or more counterparts.



Date:  April 12, 1998                By:/s/ George L. Argyros
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                                        George L. Argyros, Director

Date:  April 15, 1998                By:/s/ Gary J. Beban
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                                        Gary J. Beban, Director

Date:  April 13, 1998                By:/s/ J. David Chatham
                                        ----------------------------------------
                                        J. David Chatham, Director

Date:  April 14, 1998                By:/s/ William G. Davis
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                                        William G. Davis, Director

Date:  April 15, 1998                By:/s/ James L. Doti
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                                        James L. Doti, Director

Date:  April 13, 1998                By:/s/ Lewis W. Douglas, Jr.
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                                        Lewis W. Douglas, Jr., Director

Date:  April 13, 1998                By:/s/ Paul B. Fay, Jr.
                                        ----------------------------------------
                                        Paul B. Fay, Jr., Director

Date:  April 18, 1998                By:/s/ Dale F. Frey
                                        ----------------------------------------
                                        Dale F. Frey, Director

Date:  April 20, 1998                By:/s/ Anthony R. Moiso
                                        ----------------------------------------
                                        Anthony R. Moiso, Director

Date:  April 14, 1998                By:/s/ Rudolph J. Munzer
                                        ----------------------------------------
                                        Rudolph J. Munzer, Director

Date:  April 15, 1998                By:/s/ Frank O'Bryan
                                        ----------------------------------------
                                        Frank O'Bryan, Director

Date:  April 13, 1998                By:/s/ Roslyn B. Payne
                                        ----------------------------------------
                                        Roslyn B. Payne, Director

Date:  April 14, 1998                By:/s/ D. Van Skilling
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                                        D. Van Skilling, Director

Date:  April 15, 1998                By:/s/ Virginia Ueberroth
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                                        Virginia Ueberroth, Director